Amendment 001 to the IDEN Infrastructure Installation Services Agreement
Exhibit 10.4
AMENDMENT 001
TO THE
IDEN INFRASTRUCTURE INSTALLATION SERVICES AGREEMENT
This Amendment 001 to the iDEN Infrastructure Installation Services Agreement (“Amendment”) is effective as of January 1, 2005 (“Effective Date”) between the parties listed on Schedule A (the “Motorola Subsidiary” and the “Nextel Subsidiary”) and NII Holdings, Inc. (formerly known as Nextel International, Inc.), (Nextel Subsidiary and NII Holdings, Inc. are to be collectively referred to as “Customer”. Motorola and Customer are to be collectively referred to as the “Parties”.)
WHEREAS, Motorola, Inc. and Customer previously entered into the iDEN Infrastructure Installation Services Agreement effective as of June 30, 2000, and Motorola Subsidiary is the successor in interest to Motorola, Inc. under that agreement (The iDEN Infrastructure Installation Services Agreement, as amended, shall be referred to herein as the “Existing Agreement”);
WHEREAS, the Existing Agreement was set to expire by its terms on December 31, 2003;
WHEREAS, Motorola Subsidiary and Customer wish to extend the term of the Existing Agreement through December 31, 2007, retroactive to December 31, 2003; and
WHEREAS, Motorola Subsidiary and Customer intend that all other terms of the Existing Agreement, as amended, shall remain in full force and effect.
NOW, THEREFORE, in consideration of the promises and mutual obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Motorola Subsidiary and Customer agree as follows:
1. General
Except as set forth herein, all capitalized terms not defined herein shall have the meanings given to them in the Existing Agreement.
2. Modifications to Existing Agreement
Section 28 of the Existing Agreement, Term, is replaced in its entirety by the following:
“The term of this Agreement shall be from June 30, 2000 until December 31, 2007 unless an Exhibit provides otherwise. In the event that Motorola Subsidiary and Nextel Communications, Inc. (“NCI”) enter into a new supply agreement within the 120 day period on or before December 31, 2007, then this Agreement will automatically be extended until the earlier of: (i) the date upon which Customer and Motorola Subsidiary enter into a new iDEN Infrastructure Installation Services Agreement, (ii) 180 days after the date of the new supply agreement between Motorola Subsidiary and NCI, or (iii) June 30, 2008.”
3. Retroactivity
This amendment is retroactive to December 31, 2003. Any proposals for iDEN installation services issued by Motorola Subsidiary to Customer or purchases of iDEN installation services by Customer from Motorola Subsidiary between December 31, 2003 and the date of this Amendment are intended to be governed by the terms of this Amendment.
4. Entire Agreement
This Amendment and the Existing Agreement, as amended, constitute the entire understanding between the Parties concerning the subject matter hereof and supersede all prior discussions, agreements and

Motorola/Nextel	11/30/05
Motorola Confidential Proprietary

Amendment 001 to the IDEN Infrastructure Installation Services Agreement
representations, whether oral or written and whether or not executed by Customer and Motorola Subsidiary. No modification, amendment or other change may be made to this Amendment unless reduced to writing and executed by authorized representatives of both Parties.
IN WITNESS WHEREOF, Motorola Subsidiary and Customer have entered into this Amendment on December ___, 2005, effective as of the Effective Date first written above.

NII HOLDINGS, INC.	MOTOROLA SUBSIDIARY

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

NEXTEL SUBSIDIARY

By:

Name:

Title:

Date:

Motorola/Nextel	11/30/05
Motorola Confidential Proprietary

Amendment 001 to the IDEN Infrastructure Installation Services Agreement
Schedule A
Parties to Amendment No 001 to the iDEN Infrastructure
Installation Services Agreement
          Each set of parties listed on this Schedule A has entered into Amendment No 001 to the iDEN Infrastructure Installation Services Agreement with NII Holdings, Inc. in the form of agreement to which this Schedule A is attached.
1.	Motorola Argentina S.A, and Nextel Communications Argentina S.A.

2.	Motorola Serviços, Ltda, and Nextel Telecomunicações Ltda.

3.	Motorola de México, S.A., Comunicaciones Nextel de Mexico, S.A. de C.V.

4.	Motorola del Peru, S.A. and Nextel del Peru, S.A.

Motorola/Nextel	11/30/05
Motorola Confidential Proprietary

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